Retirement Plan	6 Months Ended
Jun. 30, 2014
Retirement Plan

11. Retirement Plan

Beginning February 1, 2012, the Company maintained a defined contribution plan for employees. The plan is qualified under section 401(k) of the Internal Revenue Code. From February 1, 2012 to September 30, 2012, the Company matched 67% of the first 6% of eligible contributions. From October 1, 2012 to December 31, 2013, and during the six months ended June 30, 2014, the Company matched 100% of the first 3% of employees’ contributions and 50% of the next 2% of employees’ contributions that were made. The Company may also make discretionary profit sharing contributions as determined by the Company’s Board of Directors. The Company’s matching contributions to the plan were $0.3 million and $0.7 million during the years ended December 31, 2012 and 2013, respectively, and $0.5 million (unaudited) during the six months ended June 30, 2014. The Company did not make matching contributions during the year ended December 31, 2011.